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                                                                    Exhibit 10.2

                                     WARRANT

                              To Purchase Shares of
                                 Common Stock of
                          VELOCITY EXPRESS CORPORATION

                                                               February 12, 2004

     This Certifies that, in consideration of good and valuable consideration received by the Company, ________________, (the "Warrantholder"), is entitled to subscribe for and purchase from the Company, at any time prior to February 12, 2011 (the "Expiration Date") up to _______ shares of the Company's Common Stock at the price of $0.01 (the "Purchase Price"), subject to adjustment as hereinafter set forth.

     1. Definitions. For the purposes of this Warrant the following terms shall have the following meanings:

     "Commission" shall mean the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

     "Company" shall mean Velocity Express Corporation, a Delaware corporation, and any corporation, which shall succeed to, or assume, the obligations of said corporation hereunder.

     "Common Stock" shall mean the shares of Common Stock of the Company, $0.004 par value.

     "Conversion Stock" means shares of the Company's Common Stock; provided, that if there is a change such that the securities issuable upon exercise of this Warrant are issued by an entity other than the Company or there is a change in the type or class of securities so issuable, then the term "Conversion Stock" shall mean one share of the security issuable upon exercise of this Warrant if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

     "Fair Market Value" shall mean the closing price of the Common Stock as reported on the Nasdaq Stock Market on such date, if the Common Stock is then quoted on the Nasdaq Stock Market or, if the market is closed on that date, the closing price of the Common Stock on the previous trading day, in either such case averaged over a period of the twenty (20) consecutive trading days immediately prior to the day for which "Fair Market Value" is being determined. If the Common Stock is not listed on the Nasdaq Stock Market, Fair Market Value shall be determined in good faith by the Company's Board of Directors.

     "Other Securities" shall mean any stock (other than Common Stock) or other securities of the Company which the Warrantholder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

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     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, as in effect at the time.

     "Subscription Form" shall mean the subscription forms attached hereto.

     "Transfer" shall mean any sale, assignment, pledge, or other disposition of any Warrants and/or Warrant Shares, or of any interest in either thereof, which would constitute a sale thereof within the meaning of Section 2(3) of the Securities Act.

     "Warrant Shares" shall mean the shares of Common Stock purchased or purchasable by the Warrantholder upon the exercise of the Warrants pursuant to
Section 2 hereof.

     "Warrantholder" shall mean the holder or holders of the Warrants or any related Warrant Shares.

     "Warrants" shall mean the Warrants (including this Warrant), identical as to terms and conditions and date, issued by the Company in connection with the sale of the Notes, and all Warrants issued in exchange, transfer or replacement thereof.

     All terms used in this Warrant which are not defined in Section 1 hereof have the meanings respectively set forth elsewhere in this Warrant.

     2. Exercise of Warrant, Issuance of Certificate, and Payment for Warrant Shares. The rights represented by this Warrant may be exercised at any time prior to the Expiration Date, by the Warrantholder, in whole or in part (but not as to any fractional share of Common Stock), by: (a) delivery to the Company of a completed Subscription Form, (b) surrender to the Company of this Warrant properly endorsed and signature guaranteed, and (c) delivery to the Company payment in an amount equal to the aggregate Purchase Price of the shares of Common Stock being purchased (the "Exercise Price"), at its principal office or agency in Minnesota (or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof). At the option of the Warrantholder, payment may be made either by (x) check payable to the order of the Company, (y) surrender of stock certificates then held representing, or deduction from the number of shares issuable upon exercise of this Warrant, that number of shares which has an aggregate current fair market value on the date of exercise equal to the aggregate purchase price for all shares to be purchased pursuant to this Warrant, or (z) any combination of the foregoing methods. The Company agrees and acknowledges that the shares of Common Stock so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant, properly endorsed, and the Subscription Form shall have been surrendered and payment made for such shares as aforesaid. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) days thereafter, execute or cause to be executed and deliver to the Warrantholder a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Subscription Form. Each stock certificate so delivered shall be in such denomination as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights of such holder to purchase the remaining shares of Common Stock covered by this Warrant. The Company shall pay all expenses, taxes, and other charges payable in connection with the preparation, execution, and delivery of stock certificates pursuant to this Section 2, except that, in case any such stock certificate or certificates shall be registered in a name or names

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other than the name of the Warrantholder, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Warrantholder to the Company at the time of delivering this Warrant to the Company as mentioned above.

     3. Ownership of this Warrant. The Company may deem and treat the registered Warrantholder as the holder and owner hereof (notwithstanding any notations of ownership or writing made hereon by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for transfer as provided herein and then only if such transfer meets the requirements of Section 5.

     4. Exchange, Transfer, and Replacement. Subject to Section 5 hereof, this Warrant is exchangeable upon the surrender hereof by the Warrantholder to the Company at its office or agency described in Section 2 hereof for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Warrantholder at the time of such surrender. Subject to Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the Warrantholder in person or by duly authorized attorney, and a new Warrant of the same tenor and date as this Warrant, but registered in the name of the transferee, shall be executed and delivered by the Company upon surrender of this Warrant, duly endorsed, at such office or agency of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer, or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 4.

     5. Restrictions on Transfer. Notwithstanding any provisions contained in this Warrant to the contrary, neither this Warrant nor the Warrant Shares shall be transferable except upon the conditions specified in this Section 5, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of this Warrant or such Warrant Shares. The holder of this Warrant agrees that such holder will not transfer this Warrant or the related Warrant Shares (a) prior to delivery to the Company of an opinion of counsel selected by the Warrantholder and reasonably satisfactory to the Company, stating that such transfer is exempt from registration under the Securities Act, or (b) until registration of such Warrants and/or Warrant Shares under the Securities Act has become effective and continues to be effective at the time of such transfer. An appropriate legend may be endorsed on the Warrants and the certificates of the Warrant Shares evidencing these restrictions.

     6. Antidilution Provisions. The purpose of this section is to provide increased shares to the Warrantholder in the event of a dilutive event on a comparable basis as provided to holders of the Company's Series I Convertible Preferred Stock.

          (a) If and whenever after the issuance of this Warrant, the Company issues or sells, any shares of its Common Stock or instruments convertible into Common Stock, for a consideration per share less than the Fair Market Value of the Common Stock, determined as of the date of such issue or sale (a "Dilutive Event"), then immediately upon such issue or sale, the

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Warrantholder shall be entitled to receive, upon exercise of the Warrant under
Section 2 hereof, additional shares of Common Stock equal to the same percentage increase in the number of shares that are issuable to a holder of the Company's Series I Convertible Preferred Stock as a result of the same issuance or sale.

          (b) By way of example, if as a result of a Dilutive Event, a holder often (10) shares of Series I Convertible Preferred Stock, which is initially convertible into 100 shares of Common Stock, is entitled to receive 110 shares of Common Stock, a Warrantholder with the right to receive 100 shares of common Stock upon exercise of the Warrant would also be entitled to 110 shares of Common Stock.

          (c) Notwithstanding the above, no Warrantholder will be entitled to receive any additional shares of Common Stock resulting from the treatment of the issuance of the Warrant to the Warrantholder as a Dilutive Event.

     7.   Special Agreements of the Company.

          Will Reserve Shares. The Company will reserve and set apart and have at all times the number of shares of authorized but unissued Common Stock deliverable upon the exercise of the Warrants, and it will have at all times any other rights or privileges provided for herein sufficient to enable it at any time to fulfill all of its obligations hereunder.

          Will Avoid Certain Actions. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance hereunder by the Company, but will at all times in good faith assist in carrying out of all the provisions of the Warrants and in taking all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment.

     8. Registration Rights. The holder is entitled only to the registration rights as provided in the Registration Rights Agreement provided in connection with the sale of the Company's Series I Convertible Preferred Stock.

     9.   Reorganization, Reclassification, Consolidation, Merger or Sale.
Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a manner that the holders of the Company's common stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for common stock held by such holders, is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Company shall make appropriate provisions to insure that each of the Warrantholder shall thereafter have the right to acquire and receive, in lieu of the shares of Conversion Stock immediately theretofore acquirable and receivable upon the exercise of the Warrant, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had exercised the Warrant immediately prior to such Organic Change. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

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     10.  Notices. Any notice or other document required or permitted to be given or delivered to the Warrantholder shall be delivered or sent by certified mail to the Warrantholder at the last address shown on the books of the Company maintained for the registry and transfer of the Warrants. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or sent by certified or registered mail to the principal office of the Company.

     11. No Rights as Shareholders; Limitation of Liability. This Warrant shall not entitle any holder hereof to any of the rights of a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Purchase Price or as a shareholder of the Company whether such liability is asserted by the Company or by creditors of the Company.

     12. Governing Law. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota, without regard to conflicts of laws principles.

     13. Miscellaneous. This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer, and to be dated as of February 12, 2004.

                                        Velocity Express Corporation


                                        By:
                                            ------------------------------------


"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR UNDER THE SECURITIES LAWS OF ANY OTHER STATE AND MAY NOT BE TRANSFERRED WITHOUT (i) THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT OR THE SECURITIES LAWS OF ANY APPLICABLE STATE; OR (ii) SUCH REGISTRATION."

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                             FULL SUBSCRIPTION FORM


To Be Executed By the Registered Warrantholder if It/
She/He Desires to Exercise in Full the Within Warrant

     The undersigned hereby exercises the right to purchase the _____________ shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $____________________________ representing the Purchase Price, in the manner allowed for in Section 2 of the Warrant. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

Dated:
       ----------------------------

                                        Signature:
                                                  ------------------------------

                                        Address:
                                                --------------------------------


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                            PARTIAL SUBSCRIPTION FORM

To be Executed by the Registered Warrantholder if It/She/He
Desires to Exercise in Part Only the Within Warrant

     The undersigned hereby exercises the right to purchase __________ shares of the total shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $____________ representing the Purchase Price, in the manner provided for in Section 2 of the Warrant.

     Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for (if any) shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

     The shares hereby subscribed for constitute ______________ shares of Common Stock (to the nearest whole share) resulting from adjustment of ______________ shares of the total of _____________ shares of Common Stock covered by the within Warrant, as said shares were constituted at the date of the Warrant.


Dated:
       ----------------------------

                                        Signature:
                                                  ------------------------------

                                        Address:
                                                 -------------------------------


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